
                                                                    Exhibit 22.1


                               NGC SUBSIDIARIES

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


                                                   STATE OR
                                               JURISDICTION OF
                                                INCORPORATION
NAME OF SUBSIDIARY                              OR ORGANIZATION
------------------                              ---------------
701289 Alberta Ltd.                                 Alberta

Accord Energy Limited                               England

Avoca Natural Gas Storage                           New York

BPC Gas Processors, L.L.C.                          Delaware

Bradshaw Gathering System                           Texas

Cedar Bayou Fractionators, L.P.                     Delaware

Clearinghouse Holdings, Inc.                        Delaware

Destec Energy, Inc.                                 Delaware

Downstream Energy Ventures Co., L.L.C.              Delaware

ECI Capital Corporation                             Texas

Electric Clearinghouse, Inc.                        Texas

Ellisburg Leidy N.E. Hub Company                    Pennsylvania

Enerchange, L.L.C.                                  Delaware

Gulf Coast Fractionators                            Texas

GWE Marketing, Inc.                                 Alberta

Hub Services, Inc.                                  Delaware

Kansas Gas Supply Corporation                       Delaware

LPG Services Group, Inc.                            Missouri

Midstream Barge Company L.L.C.                      Delaware

Natural Gas Clearinghouse                           Colorado

Natural Gas Clearinghouse, Inc.                     Delaware

Natural Gas Clearinghouse of Argentina, Inc.        Delaware

Natural Gas Clearinghouse of Mexico, Inc.           Delaware

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

                                                   STATE OR
                                               JURISDICTION OF
                                                INCORPORATION
NAME OF SUBSIDIARY                              OR ORGANIZATION
------------------                              ---------------

NFI, Inc.                                           Texas

NGC Avoca, Inc.                                     Delaware

NGC Canada Inc.                                     Alberta

NGC Cayman Colombia, Ltd.                           Cayman Island

NGC Cayman Holdings, Ltd.                           Cayman Island

NGC Cayuta, Inc.                                    Delaware

NGC Colombia, Inc.                                  Delaware

NGC Colombia, S.A.                                  Colombia

NGC Europe Limited                                  England

NGC Global Energy, Inc.                             Delaware

NGC Global Liquids, Inc.                            Delaware

NGC GP Inc.                                         Delaware

NGC Great Britain Limited                           England

NGC Holding Company, Inc.                           Delaware

NGC I.T., Inc.                                      Delaware

NGC Mexico, S.A. de C.V.                            Mexico

NGC Oil Trading and Transportation, Inc.            Texas

NGC Regulated Holdings, Inc.                        Delaware

NGC Storage, Inc.                                   Delaware

NGC Steuben, Inc.                                   Delaware

NGC Transportation, Inc.                            Delaware

NGC UK Limited                                      England

NGCC Ltd.                                           Alberta

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

                                                   STATE OR
                                               JURISDICTION OF
                                                INCORPORATION
NAME OF SUBSIDIARY                              OR ORGANIZATION
------------------                              ---------------

NICOR Energy, L.L.C.                                Delaware

NIPC, Inc.                                          Texas

NOTTI Gathering Company, Inc.                       Delaware

NOTTI Pipeline Company                              Delaware

Novagas Clearinghouse Core Ltd.                     Ontario

O'Keene Gas Gathering Company                       Oklahoma

Ozark Pipeline, Inc.                                Delaware

Phantex Pipeline Company                            Delaware

QuickTrade Canada Inc.                              Alberta

QuickTrade Canada, Limited Partnership              Alberta

QuickTrade, L.L.C.                                  Delaware

Tabbie Energy Ltd.                                  Alberta

Tekas Pipeline, L.L.C.                              Delaware

Trinity River Intrastate Pipeline Company           Texas

Venice Energy Services Company, L.L.C.              Delaware

Venice Gathering System, L.L.C.                     Delaware

Warren Arkansas Gathering, Inc.                     Arkansas

Warren Energy, Inc.                                 Texas

Warren Energy Resources, Limited Partnership        Delaware

Warren Gas Liquids, Inc.                            Delaware

Warren Gas Marketing, Inc.                          Delaware

Warren Intrastate Gas Supply, Inc.                  Delaware

Warren NGL, Inc.                                    Delaware










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
                                                   STATE OR
                                               JURISDICTION OF
                                                INCORPORATION
NAME OF SUBSIDIARY                              OR ORGANIZATION
------------------                              ---------------
Warren NGL Pipeline Company                        Delaware

Warren Petroleum Company,                          Delaware
Limited Partnership

Warren Petroleum G.P., Inc.                        Delaware

Warren Transportation, Inc.                        Delaware

Waskom Gas Processing Company                      Texas

West Texas LPG Pipeline Limited Partnership        Delaware

WPC LP, Inc.                                       Delaware

WTLPS, Inc.                                        Delaware

BCC CoGen, Inc.                                    Texas

BBC Power, Inc.                                    Delaware

Bear Claw CoGen, Inc.                              Delaware

Bear Mountain CoGen, Inc.                          Texas

Black Mountain CoGen, Inc.                         Delaware

Brea Canyon CoGen, Inc.                            Texas

CC CoGen, Inc.                                     Texas

CC Cogeneration Company                            Delaware

CEC Prime, Inc.                                    California

Central Florida DGE, Inc.                          Delaware

Chalk Cliff CoGen, Inc.                            Texas

Chesapeake Power, Inc.                             New York

CoGen Lyondell, Inc.                               Texas

CoGen Poso Creek, Inc.                             Texas

CoGen Power, Inc.                                  Texas

Corona Energy Corporation                          California

Delta CoGen, Inc.                                  Delaware

Destec Australian Investments, Inc.                Delaware

Destec Australian Trustee, Ltd.                    Cayman Island

Destec do Brasil Ltda                              Brazil

Destec Brazil, Inc.                                Delaware

Destec Engineering, Inc.                           Texas

Destec Fuel Resources, Inc.                        Texas

Destec Gas Properties, Inc.                        Delaware

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
                                                   STATE OR
                                               JURISDICTION OF
                                                INCORPORATION
NAME OF SUBSIDIARY                              OR ORGANIZATION
------------------                              ---------------
Destec Gas Services, Inc.                          Delaware

Destec Holdings, Inc.                              Delaware

Destec Latin America, Inc.                         Delaware

Destec Management Services, Inc.                   Texas

Destec North American Ventures, Inc.               Delaware

Destec Operating Company                           Texas

Destec Parts and Technical Services, Inc.          Texas

Destec Philippines Development, Inc.               Delaware

Destec Power Services, Inc.                        Delaware

Destec Properties, Inc.                            Delaware

Destec South America Development, Inc.             Delaware

Destec Ventures, Inc.                              Delaware

Destec-Crockett, Inc.                              Delaware

Double "C" CoGen, Inc.                             Texas

El Segundo, Inc.                                   Delaware

El Segundo Power, LLC                              Delaware

Florida CoGen Development, Inc.                    Delaware

Gasification Services, Inc.                        Delaware

HEP CoGen, Inc.                                    Texas

Hart County IPP, Inc.                              Delaware

Hartwell Independent Power Partners, Inc.          Delaware

Hartwell Power Company                             Delaware

James River Energy Corp.                           Virginia

Kern Front CoGen, Inc.                             Texas

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
                                                   STATE OR
                                               JURISDICTION OF
                                                INCORPORATION
NAME OF SUBSIDIARY                              OR ORGANIZATION
------------------                              ---------------
Live Oak CoGen, Inc.                               Texas

Long Beach Power, Inc.                             Delaware

Long Beach Generation LLC                          Delaware

Louisiana Gasification Technology, Inc.            Delaware

Michigan CoGen, Inc.                               Delaware

Michigan Power Holdings, Inc.                      Delaware

Michigan Power, Inc.                               Delaware

Northway CoGen, Inc.                               Texas

OCG CoGen, Inc.                                    Delaware

Oyster Creek CoGen, Inc.                           Delaware

Polk County CoGen, Inc.                            Delaware

Port Arthur CoGen, Inc.                            Delaware

SJC CoGen, Inc.                                    Texas

San Joaquin CoGen, Inc.                            Texas

Sierra CoGen, Inc.                                 Texas